UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: June 7, 2013
_____________

AMR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation, the parent company of American Airlines, Inc., issued a press release on June 7, 2013 reporting May revenue and traffic results.  The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated June 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: June 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: June 7, 2013

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Contact:	Sean Collins
Media Relations
817 967 1577
mediarelations@aa.com

FOR RELEASE: Friday, June 7, 2013
AMR CORPORATION REPORTS RECORD MAY LOAD FACTOR
Consolidated Traffic Increased 0.8 Percent

FORT WORTH, Texas - AMR Corporation today reported May 2013 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly owned subsidiary, AMR Eagle Holding Corporation.
Consolidated load factor in May was an all-time record high for the month, at 84.0 percent, 0.4 points higher versus the same period last year. Consolidated capacity and traffic were 0.3 percent and 0.8 percent higher year-over-year, respectively.
International load factor of 82.6 percent was 0.6 points higher year-over-year, as traffic increased 5.2 percent on 4.5 percent more capacity. Among the international entities, the Atlantic entity recorded the highest load factor of 85.0 percent, an increase of 1.7 points versus May 2012.
Domestic capacity and traffic were 2.9 percent and 2.1 percent lower year-over-year, respectively, resulting in a domestic load factor of 86.1 percent, 0.7 points higher compared to the same period last year.
May's consolidated passenger revenue per available seat mile (PRASM) was lower by an estimated 1.8 percent versus the same period last year. On a consolidated basis, the company boarded 9.4 million passengers in May.
The Company's Results Are Detailed Below:
AMR Preliminary Results Summary

May 2013 consolidated PRASM (cents/ASM)*	12.93
May 2013 consolidated year-over-year PRASM change	(1.8%)
May 2013 consolidated fuel price including effective hedges & taxes (dollars/gallon)	$2.95

*Note: Previously, consolidated PRASM (cents/ASM) was quoted for the prior year period.

AMR TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	MAY				Year-to-Date
	2013	2012	Change		2013	2012	Change
REVENUE PASSENGER MILES (000)
Domestic	6,525,265	6,665,847	(2.1)%		30,718,036	30,925,452	(0.7)%
International	4,531,425	4,305,601	5.2		20,715,099	20,355,839	1.8
Atlantic	1,684,946	1,685,803	(0.1)		6,525,510	6,728,384	(3.0)
Latin America	2,121,133	1,939,784	9.3		11,144,160	10,588,300	5.2
Pacific	725,346	680,013	6.7		3,045,429	3,039,155	0.2

Mainline	11,056,689	10,971,447	0.8		51,433,135	51,281,291	0.3
Regional	917,597	903,764	1.5		4,152,144	4,127,111	0.6
Consolidated	11,974,287	11,875,211	0.8		55,585,279	55,408,402	0.3

AVAILABLE SEAT MILES (000)
Domestic	7,578,452	7,807,134	(2.9)%		36,764,578	37,623,868	(2.3)%
International	5,485,603	5,248,461	4.5		26,132,387	25,731,025	1.6
Atlantic	1,981,472	2,022,898	(2.0)		8,234,045	8,632,659	(4.6)
Latin America	2,646,524	2,447,076	8.2		14,095,742	13,298,340	6.0
Pacific	857,607	778,488	10.2		3,802,600	3,800,026	0.1

Mainline	13,064,055	13,055,595	0.1		62,896,965	63,354,892	(0.7)
Regional	1,196,132	1,159,890	3.1		5,645,089	5,619,395	0.5
Consolidated	14,260,187	14,215,485	0.3		68,542,054	68,974,287	(0.6)

LOAD FACTOR
Domestic	86.1	85.4	0.7	Pts	83.6	82.2	1.4	Pts
International	82.6	82.0	0.6		79.3	79.1	0.2
Atlantic	85.0	83.3	1.7		79.3	77.9	1.3
Latin America	80.1	79.3	0.9		79.1	79.6	(0.6)
Pacific	84.6	87.4	(2.8)		80.1	80.0	0.1

Mainline	84.6	84.0	0.6		81.8	80.9	0.8
Regional	76.7	77.9	(1.2)		73.6	73.4	0.1
Consolidated	84.0	83.5	0.4		81.1	80.3	0.8

PASSENGERS BOARDED
Mainline	7,457,996	7,563,763	(1.4)%		35,376,823	35,484,076	(0.3)%
Regional	1,912,842	1,914,607	(0.1)		8,679,225	8,650,141	0.3
Consolidated	9,370,838	9,478,370	(1.1)		44,056,048	44,134,217	(0.2)

SYSTEM CARGO TON MILES (000)
Total	161,732	155,303	4.1%		718,852	752,011	(4.4)%

Notes: Regional data includes operations by wholly owned subsidiaries of AMR, and operations performed by third parties under executed air service agreements. All load factor and year-over-year change figures have been rounded to the nearest tenth.

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, risks related to the pending merger, including fulfillment of conditions and receipt of consents and approvals, the company's ability to secure financing for all of its scheduled aircraft deliveries, the impact of the restructuring of the company and certain of its U.S. subsidiaries, the company's ability to refinance, extend or repay its near and intermediate term debt, the company's substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges, and the potential impact of labor unrest. Because of the company's restructuring, there can be no assurance as to the future value of the company's or any of its subsidiaries' securities, including AMR common stock. Accordingly, the company urges that caution be exercised with respect to existing and future investments in any of these securities (including AMR's common stock) or other claims. Readers are referred to the documents filed by the company with the Securities and Exchange Commission, including the company's Form 10-K for the period ended December 31, 2012, as amended by its Form 10-K/A filed April 16, 2013, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 260 airports in more than 50 countries and territories. American's fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American's website, aa.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American's AAdvantage® program, voted Airline Program of the Year at the 2013 Freddie Awards, lets members earn miles for travel and everyday purchases and redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve more than 840 destinations served by some 9,000 daily flights to nearly 160 countries and territories. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.
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